UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001586883
COMM 2013-CCRE12 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541886

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

New York	333-184376-09	38-3918802 38-3918803 38-7109049
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On November 7, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of the COMM 2013-CCRE12 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), which represent, in the aggregate, the entire beneficial ownership in the COMM 2013-CCRE12 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Oglethorpe Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Oglethorpe Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Oglethorpe Mall  Loan Combination”) that includes the Oglethorpe Mall Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Oglethorpe Mall Pari Passu Companion Loan”).  The Oglethorpe Mall Loan Combination, including the Oglethorpe Mall Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of October 1, 2013 (the “COMM 2013-CCRE11 PSA”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Situs Holdings, LLC (“Situs”), as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE11 Mortgage Trust securitization transaction into which the Oglethorpe Mall Pari Passu Companion Loan was deposited.  The Oglethorpe Mall Mortgage Loan represents 5.0% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 3.22 of the COMM 2013-CCRE11 PSA, the Directing Holder (as defined in the COMM 2013-CCRE11 PSA), has the right, for long as no Control Termination Event (as defined in the COMM 2013-CCRE11 PSA) has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer under the COMM 2013-CCRE11 PSA.  A copy of the COMM 2013-CCRE11 PSA was filed as Exhibit 4.1 to the Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 5, 2014.

Waterfall Asset Management, LLC, as the current Directing Holder under the COMM 2013-CCRE11 PSA, removed Situs as special servicer (as defined in the COMM 2013-CCRE11 PSA) and appointed CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), as the replacement special servicer under the COMM 2013-CCRE11 PSA. The removal of Situs as special servicer and appointment of CWCAM as replacement special servicer under the COMM 2013-CCRE11 PSA is effective as of October 7, 2019 (the “Effective Date”).

Effective as of October 7, 2019, the mortgage loans securitized in the COMM 2013-CCRE11 Mortgage Trust transaction will be specially serviced, if necessary, pursuant to the COMM 2013-CCRE11 PSA by CWCAM.

A description of additional material terms of the COMM 2013-CCRE11 PSA regarding the role of the special servicer, including limitations on the special servicer's liability under the COMM 2013-CCRE11 PSA and terms regarding the special servicer’s removal, replacement, resignation or transfer, is included in the Prospectus Supplement filed with the Securities and Exchange Commission (the “Commission”) by the COMM 2013-CCRE11 Mortgage Trust on October 7, 2013 under Commission File Number 333- 184376-08.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: October 9, 2019
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director